United States of America

DEPARTMENT OF STATE

To all to whom these presents shall come, Greetings:

I Certify That the document hereunto annexed is under the Seal of the State(s) of Virginia, and that such Seal(s) is/are entitled to full faith and credit.*

In testimony whereof, I, Condoleezza Rice, Secretary of State , have hereunto caused the seal of the Department of State to be affixed and my name subscribed by the Assistant Authentication Officer, of the said Department, at the city of Washington, in the District of Columbia, this thirty-first day of December, 2007.

Condoleezza Rice
Secretary of State

By Theresa J. Crawford
Assistant Authentication Officer,
Department of State

Issued pursuant to CHXIV, State of Sept. 15, 1789, 1 Stat. 68-69; 22 USC 2657; 22USC 2651a; 5 USC 301; 28 USC 1733 et. seq.; 8 USC 1443(f); RULE 44 Federal Rules of Civil Procedure.

***For the contents of the annexed document,the Department assumes no responsibility**

This certificate is not valid if it is removed or altered in any way whatsoever

REPÚBLICA FEDERATIVA DO BRASIL 00000011

Embaixada em Washington - Serviço Consular

Reconheço verdadeira, por semelhança, a assinatura, neste documento, de Fernesia T. Crawford, Funcionária do Departamento de Estado, Estados Unidos da América. E, para constar onde convier, mandei passar o presente, que assinei e fiz selar com o Selo deste Consulado. Dispensada a legalização da assinatura de autoridade consular, de acordo com o artigo 2º do Decreto Nº 84.451, de 31/01/1980. A legalização deste documento não implica aceitação ou aprovação de seu conteúdo.

Pagou [illegible]

Washington, D.C., 12 de janeiro de 2006

Luis Alberto de M[illegible] Mendes
Vice-Cônsul

SELO CONSULAR
20
REAIS-OURO

EMBAIXADA DA REPÚBLICA FEDERATIVA DO BRASIL

COMMONWEALTH OF VIRGINIA

10o.R.T.D. MICROFILME No.1.831.057

Office of the

Secretary of the Commonwealth

I, Katherine K. Hanley, Secretary of the Commonwealth, and as such, Keeper of the Great and Lesser Seals, do hereby certify that Johnnie L. Zarecor whose name is signed to the within Certificate bearing the date of December 26, 2007 is and was at the time of signing same Notary Public, Commonwealth of Virginia; and is authorized by the laws of this Commonwealth to make and sign such instrument and to all official acts full faith, credit and authority are due and ought to be given.

Given under my hand and under the Great Seal of the Commonwealth, at Richmond, on, December 27, 2007 and in the 232nd year of the Commonwealth.

Katherine K. Hanley

Secretary of the Commonwealth

2224033

COMANCHE BAHIA QUOTA PLEDGE AGREEMENT

This **COMANCHE BAHIA QUOTA PLEDGE AGREEMENT** (**"Pledge Agreement"**) is made this 19 day of December 2007, by and among:

COMANCHE PARTICIPAÇÕES DO BRASIL LTDA., a Brazilian limited liability company, organized and existing under the laws of Brazil, with its head-office in the city and State of São Paulo, at Rua do Rócio, No. 83, 11nd. Floor, Edifício Augusto de Arruda Botelho Filho, Zip Code: 04552-000, registered with the General Taxpayers' Registry (CNPJ) under No. 07.751.535/0001-43 (**"Pledgor"**), herein represented by its undersigned Financial Attorney-in-facts;

in favor of

Tri-State Title & Escrow, LLC, an entity organized and existing under the laws of the State of Delaware, United States of America, with its head-office at 360 Main Street, P.O Box 391, Washington, VA 22747, United States of America (**"Pledgee"**), acting in its capacity as collateral agent for the benefit of each of the Buyers under the Transaction Documents, herein represented by the undersigned; and

as intervening party:

COMANCHE CLEAN ENERGY CORPORATION, a corporation organized and existing under the laws of Cayman Islands, United States of America, with its head office at Maples & Calder Corporate Services Limited, PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, registered with the General Taxpayers' Registry (*CNPJ*) under No. 08.116.603/0001-65 (**"Comanche"**), herein represented by the undersigned; and

COMANCHE BIOCOMBUSTÍVEIS DA BAHIA LTDA., a Brazilian limited liability company, organized and existing under the laws of Brazil, with its head-office in the city of Simões Filho, State of Bahia, Zona de Indústrias Leves e Médias – ZILM, Lote 25, District 2, 4,2, Centro Industrial Aratu, Via de Penetração IV, Zip Code: 43700-000, registered with the General Taxpayers' Registry (*CNPJ*) under No 02.392.616/0001-80 (**"Company"**), herein represented by its undersigned Financial Attorneys-in-fact;

RECITALS

A. Comanche has entered into a Securities Purchase Agreement (Bridge Notes), dated as of December 19, 2007, as well as a Senior Secured Note in favor of each party listed as Buyer on the Schedule of Buyers attached to the Securities Purchase Agreement (Bridge Notes), dated as of December 19, 2007 (the "**Transaction Documents**"), under which Comanche

has agreed to deliver to Buyers a first priority perfected security interest in substantially all of the quotas of the corporate capital of each of (i) Comanche Biocombustivieis de Canitar Ltda., (ii) Comanche Biocombustiveis de Santa Anita Ltda., (iii) Comanche Biocombustiveis de Bahia Ltda. and (iv) Comanche Bioenergia de Maranhão Ltda., currently held by Pledgor;

B. In this respect, in order to secure the Obligations (as defined below), Comanche has agreed to cause Pledgor to pledge to Pledgee the totality of Pledgor's equity interests in the Company, which today corresponds to 14,999,999 (fourteen million, nine hundred and ninety nine thousand, nine hundred and ninety nine) quotas.

C. All terms used in this Pledge Agreement, which are defined in the Securities Purchase Agreement (Bridge Notes) or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

In consideration of the foregoing and of the covenants contained herein, the parties mutually agree as follows:

1. Definitions:

"Brazilian Civil Code" means Law 10,406 as of January 10, 2002, as amended from time to time;

"Company" means Comanche Biocombustíveis da Bahia Ltda;

"Obligations" means any and all obligations of Comanche arising from or in connection with the Transaction Documents, and all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), incurred by the Pledgee and/or the other parties of the Transaction Documents (including the Buyers) to enforce their rights under the Transaction Documents, this Pledge Agreement and other relevant guaranty agreements.

"Pledged Quotas" means the 14,999,999 (fourteen million, nine hundred and ninety nine thousand, nine hundred and ninety nine) quotas of the Company held by Pledgor and hereby pledged in favor of Pledgee, as well as any other quota of the Company that Pledgor, Comanche and any other legal entity direct or indirectly related to Comanche may hold in the future, together with any right arising from such quotas; and

"Event of Default" has the meaning defined on Section 8 of this Pledge Agreement.

2. Pledge. In order to secure the Obligations (as defined below), Pledgor hereby pledges, on a first rank basis (*em primeiro grau*), in favor of the Pledgee, the Pledged Quotas (as defined above), all of which Pledgor represents as being all of Pledgor's quotas in the Company, and subject to section 3 below, all of Pledgor's rights therein and thereto.

2.1. For the purposes of article 1424 of the Brazilian Civil Code (Law 10.406/2002), the Pledgor and Pledgee confirm that the obligations under the Transaction Documents secured by this Pledge Agreement ("**Obligations**") have the following general terms and conditions:

(i) **Principal**:

USD 25,000,000.00 (twenty five million U.S. dollars), as set forth in the column (3) on the Schedule of Buyers of the Securities Purchase Agreement (Bridge Notes) executed by and between Comanche and the Buyers on December 19, 2007.

Only for the purposes of the register of this Pledge Agreement under the competent Public Deed, on the date hereof such amount corresponds to R$ 45,207,500.00 (forty five million, two hundred and seven thousand, five hundred Reais).

(ii) **Maturity Date**:

As set forth in Section 1 of the Senior Secured Note (Bridge Notes) issued by Comanche on December 19, 2007, it shall be the earlier to occur of the date on which Comanche receives net cash proceeds from the issuance of equity or debt (other than the Notes, or the Equity Bridge Notes or the Earlier Financings, as defined in the Securities Purchase Agreement) in aggregate principal amount equal to or greater than USD 32,500,000, or the first anniversary (one year) from the date hereof.

(iii) **Interest Rate**:

As set forth in Section 2 of the aforesaid Senior Secured Note (Bridge Note) and in the definition of "Interest Rate":

FROM	TO	Per Annum Rate
hereof	March 19, 2008	10%
March 20, 2008	June 19, 2008	11%
June 20, 2008	September 19, 2008	12%
September 20, 2008	December 19, 2008	13%

(iv) **Collateral**:

The pledge over the Pledged Quotas, as defined in Section 1 above.

3. <u>Formalization of the Pledge</u>. Within 20 (twenty) days as from the date hereof, Pledgor shall, at its own expenses, register this Pledge Agreement with the Register of Title and Deeds (*Registro de Títulos e Documentos*) of the State of São Paulo. Within 30 (thirty) days as from the date hereof, Pledgor shall execute an amendment to the Company's Articles of Organization and register it before the competent Commercial Registry, with the description of the present pledge over the Pledged Quotas.

3.1. Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further actions that may be necessary or advisable, or that the Pledgee may reasonably request, in order to perfect and protect or to confirm the existence and perfection of any security interest granted or to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Quotas.

3.2. In furtherance but without limitation of the generality of the foregoing, Pledgor agrees that it shall enter into, and shall cause the Company to register before the competent Commercial Registry, an amendment to the Company's Articles of Organization with a pledge over the quotas of the Company, whenever additional quotas are issued by the Company in favor of the Pledgor in order to perfect the pledge over such additional quotas.

3.3. The Pledgor hereby appoints the Pledgee, as its attorney in fact, granting to the Pledgee express, special and irrevocable powers to, at the Pledgor expenses (on a reasonable basis), sell, assign and transfer to third parties as many Pledged Quotas as necessary to settle the Obligations, according to the terms and conditions set forth herein and in the Transaction Documents, to take any action and to execute all the necessary documents and forms to the complete performance of such actions, including but not limited to, the execution of the competent terms of transfer of quotas, to receive the relevant price thereof and to grant release, as well as to use the proceeds thereof for the partial or total payment of the Obligations under the Transaction Documents, returning the balance thereof, if any, after the Obligations have been paid in full, to the Pledgor. Such irrevocable power of attorney is granted by the Pledgor for the benefit of Pledgee in accordance with Article 1433, item IV and Articles 684 and 685, of the Brazilian Civil Code and shall remain in force until the complete fulfillment and payment of all Obligations under the Transaction Documents, as well as of the Pledgor's obligations under this Pledge Agreement.

4. <u>Cash Dividends, Voting Rights</u>. Unless an event of default shall have occurred under Section 8 below, Pledgor shall have the right to **(i)** receive all cash dividends or other payments made in respect of the Pledged Quotas; and **(ii)** vote with the Pledged Quotas at meetings of the quotaholders

of the Company, provided always that the Pledgor shall not exercise any such rights in a manner which would be prejudicial to the security created under this Pledge Agreement.

4.1. As from the occurrence of an event of default under Section 8 of this Pledge Agreement or in case of a partners' meeting or proposal for amendment to the Company's Articles of Organization regarding request of bankruptcy, request of judicial or extrajudicial recuperation, any type of merger (*fusão* or *incorporação*), spin-off, transformation, termination or dissolution of the Company, Pledgor shall submit the decisions to be voted upon to the Pledgee, and Pledgor shall vote its quotas as reasonably directed by the Pledgee, provided, however, that (i) Pledgor shall under no circumstances whatsoever be under the obligation to vote against the applicable law or its duties thereunder; and (ii) Pledgee shall provide direction to vote in writing at least 48 (forty eight) hours before the relevant meeting takes place. In all those events, Pledgor shall give the Pledgee at least seven calendar days prior written notice of the time and place of each quotaholders meeting, and such notice shall describe in detail the issues to be considered and/or voted upon.

4.2. Upon to the occurrence of an event of default under Section 8 below, Pledgee shall be permitted to collect and retain for its own use all dividends and other distributions in respect of the Pledged Quotas.

5. Transfer and Other Liens; Additional Quotas. Pledgor agrees that it will not: **(i)** sell, transfer or otherwise dispose of, or grant any option to dispose with respect to any of the Pledged Quotas, **(ii)** create or permit to exist any lien upon or with respect to any of the Pledged Quotas, except for the security interest under the Transaction Documents or this Pledge Agreement.

6. Representations and Warranties of the Pledgor. Pledgor hereby represents and warranties to the Pledgee that:

(a) it is the sole owner of the Pledged Quotas, free of any liens or options in favor of, or claims of, any other person (not including the lien hereby granted). The Pledged Quotas constitute approximately 99,99% of the total issued and outstanding quotas representing the Company's capital;

(b) the pledge of the Pledged Quotas granted in accordance with this Pledge Agreement creates a valid and perfected first rank security interest (*penhor em primeiro grau*) in the Pledged Quotas, securing in first rank (*em primeiro grau*) the payment of the Obligations of Comanche under the Transaction Documents, subject to any statutory liens and rights that would have priority in a bankruptcy proceeding with respect to Comanche;

(c) Except as provided on Section 3 above, no authorization, approval, or other action by, and no notice to or filing with, any Governmental Agency or regulatory body is

required for the pledge by Pledgor of the Pledged Quotas pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor.

(d) it has the legal right, power and authority to enter into this Pledge Agreement and to comply with the obligations assumed hereunder, subject to the terms hereof. The execution and delivery of this Pledge Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of the Pledgor, and this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms; and

(e) neither the execution of this Pledge Agreement nor the consummation of the transactions contemplated hereby shall contravene any terms of any court order, consent decree, license, provision of the Articles of Organization of the Company or other agreement or permit to which the Company and the Pledgor are subject or a party. There is no lawsuit, proceeding or investigation pending or threatened against Pledgor, which might prevent the compliance by Pledgor with the obligations hereby contemplated.

7. Representations and Warranties of the Pledgee. Pledgee hereby represents and warranties to the Pledgor that:

(a) it has the legal right, power and authority to enter into this Pledge Agreement and to comply with the obligations assumed hereunder, subject to the terms hereof. The execution and delivery of this Pledge Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of the Pledgor, and this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms; and

(b) neither the execution of this Pledge Agreement nor the consummation of the transactions contemplated hereby shall contravene any terms of any court order, consent decree, license, provision which the Pledgee is subject. There is no lawsuit, proceeding or investigation pending or threatened against Pledgee, which might prevent the compliance by Pledgee with the obligations hereby contemplated.

8. Default and Remedies. An event of default shall be deemed to have occurred under this Pledge Agreement in the event of:

(a) failure of Comanche to pay when due any amounts owing under the Transaction Documents;

(b) failure by Comanche and/or the Pledgor to comply with any other condition or covenant which would constitute a default under the Transaction Documents or in this Pledge Agreement;

(c) the declaration of Pledgor's bankruptcy or judicial or extrajudicial recuperation; or

(d) failure by the Pledgor to comply with any obligation under this Pledge Agreement.

8.1. The security constituted hereby can be executed upon the occurrence of an event of default, as provided above, and the Pledgee is hereby expressly and irrevocably authorized, in accordance with the provisions of Articles 1433 (IV) and 1435 (V) of the Brazilian Civil Code, without any prior consent of the Pledgor to that effect, to sell or convert into money any and all Pledged Quotas, as long as such sale is for fair market value, and utilize the amounts resulting from such sale for payment of the debt secured hereunder or following the occurrence of the events stipulated in Article 1425 and 333 of the Brazilian Civil Code. Pledgee shall return any balance to Pledgor, after the Obligations have been paid in full with the proceeds from such sale.

9. Continuing Security Interest; Transfer of Quotas. This Pledge Agreement shall create a continuing security interest in the Pledged Quotas and shall (i) remain in full force and effect until payment in full of all the pecuniary Obligations, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure to the benefit of the Pledgee and its successors, transferees and assigns. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Quotas as shall not have been sold or otherwise applied pursuant to the terms hereof. The Pledge created herein and its registration with the competent Registry of Deeds and Documents can only be canceled if preceded by an express written consent of the Pledgee, which shall not be unduly withheld.

10. Delivery. In accordance with Article 1431 of the Brazilian Civil Code, the delivery of the Pledged Quotas to the Pledgee is symbolic only by the register before the competent Commercial Registry described in Section 3 above; actual possession of the Pledged Quotas shall remain with the Pledgor.

11. Costs, Taxes and Expenses. The Pledgor shall be responsible for all costs, taxes and expenses required to the preparation, perfection, registration, validity and enforceability of this Pledge Agreement or any other documents produced according to this agreement, including, without any limitation, costs and expenses related to the applicable registers under this Agreement and any reasonable attorneys fees incurred or paid by the Pledgee or any other party of the Transaction Documents (including the Buyers) in relation to the drafting, negotiation and enforcement (either by means of negotiations, arbitral or judicial proceedings, or otherwise) of the Transaction Documents.

12. Amendments. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herein from, shall in any event be effective unless the same shall be in writing and signed by the Parties to this Pledge Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13. Exercise of Rights. Failure to exercise or delay in the exercise of any right under this Pledge Agreement or any Transaction Document will not prevent the exercise of such right or the corresponding right to action and shall not constitute a waiver of, novation of or consent to such default or any other that may occur in the future. No partial exercise of any right shall preclude the subsequent exercise of such right or any other right.

14. Notices. Any notice required to be given under this Pledge Agreement must be given in writing and will be effective on receipt when delivered by registered airmail, hand delivery or by facsimile confirmed by the sending of the original by registered airmail to the party, at the address stated below or to such other address as such party may designate by written notice in accordance with the provisions of this section.

If to Pledgor, Company and/or Comanche:

c/o Maples & Calder Corporate Services Ltd.
PO Box 309 GT
Ugland House
South Church Street
George Town
Grand Cayman, Cayman Islands
Tel: 345-949-8066
Fax: 345-949-8080
Attention: Graham Lockington
Email: Graham.Lockington@MAPLESANDCALDER.com

With copy to:
FondElec
One Dock Street, Stamford, Ct. 06902 USA
Tel: 203-326-4570
Fax: 203-326-4578
Attention: Thomas Cauchois
Email: tcauchois@fondelec.com

With a copy to:
Trench, Rossi e Watanabe Advogados

Av. Rio Branco, 1, 19th floor
Rio de Janeiro, RJ 20090-003
Tel: 55-21-2206-4921
Fax: 55-21-2206-4949
Attention: Joaquim de Paiva Muniz, Esq.
Email: joaquim.p.muniz@bakernet.com

If to Pledgee:

Faegre & Benson LLP
2200 Wells Fargo Center
Minneapolis, MN 55402-3901
Attention: David Clark.
email: dclark@faegre.com

15. Assignment. Pledgor may not assign its rights and obligations under this Pledge Agreement without the prior written consent of Pledgee.

16. Severability. If at any time subsequent to the date hereof, any provision of this Pledge Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Pledge Agreement.

17. Governing Law and Dispute Resolution. This Pledge Agreement shall be governed by and construed in accordance with the laws of Brazil. This agreement constitutes a *"titulo executivo extra-judicial"* according to the terms of Article 585, item II, of the Brazilian Code of Civil Procedure and any disputes arising therefrom or in connection therewith shall be resolved before the courts of the city of São Paulo, with express waiver of any other venue.

And being thus agreed and contracted, the parties execute the present Pledge Agreement in three (3) copies of equal text and form, in the presence of the undersigned witnesses.

TRI-STATE TITLE & ESCROW, LLC

By Guy W. Turner

Title President

City/County of Rappahannock
Commonwealth/State of Virginia
Sworn to and subscribed before me this 6 day of December, 2007
Witness my hand and official seal.
Notary Public

JOHNNIE L. ZARECOR
Notary Public
Commonwealth of Virginia
Reg. #351816
My Commission Exps. Oct. 31, 2008

(Signature page of the Comanche Bahia Quota Pledge Agreement entered into by TRI-STATE TITLE & ESCROW, LLC and COMANCHE PARTICIPAÇÕES DO BRASIL LTDA. on December 19, 2007, in relation to the pledge of quotas of COMANCHE BIOCOMBUSTÍVEIS DA BAHIA LTDA).

11º

COMANCHE CLEAN ENERGY CORPORATION

By

Title

CARTÓRIO DO 11º TABELIÃO DE NOTAS
PAULO AUGUSTO RODRIGUES CRUZ - TABELIÃO
RUA DOMINGOS DE MORAIS, 1062 - TEL.: 5085-5755
Este documento, para produzir efeito no Brasil e para valer contra terceiros, deverá ser vertido em vernáculo e registrada a tradução em Cartório de Registro de Títulos e Documentos (item 87.1 Seção VII, Cap. XIV das Normas de Serviço da C.G.J. apr. pelo Prov. 5/8?).

Cartório do 11º Tabelião de Notas de São Paulo
Bel. Paulo Augusto Rodrigues Cruz - Tabelião

Reconheço por SEMELHANÇA a(s) Firma(s) de: ALICIA NAVAR NOYOLA, a qual confere com padrão depositado em cartório.
São Paulo, 20 de dezembro de 2007 - 13:16:21.
Em Testemunho da verdade. Total R$ 4,30
VICENTE DE ALMEIDA - ESCREVENTE

10o.R.T.D. MICROFILME No.1.831.057

(Signature page of the Comanche Bahia Quota Pledge Agreement entered into by TRI-STATE TITLE & ESCROW, LLC and COMANCHE PARTICIPAÇÕES DO BRASIL LTDA. on December 19, 2007, in relation to the pledge of quotas of COMANCHE BIOCOMBUSTÍVEIS DA BAHIA LTDA).

COMANCHE PARTICIPAÇÕES DO BRASIL LTDA.

By: João Eduardo Pesciotto de Carvalho — CPF: 215.120.818-16
Title

Edison Valter Lelis Ferreira — CPF: 004.203.488-40

COMANCHE BIOCOMBUSTÍVEIS DA BAHIA LTDA.

By: João Eduardo Pesciotto de Carvalho — CPF: 215.120.818-16
Title

Edison Valter Lelis Ferreira — CPF: 004.203.488-40

Witnesses:

1. ____________________
Name: Elaine Freitas Leme Cardoso
ID Card: 17360155-8

2. ____________________
Name: Ariane S. Melo
ID Card: 32.019.375-5

Cartório do 11º Tabelião de Notas de São Paulo
Bel. Paulo Augusto Rodrigues Cruz - Tabelião

Reconheço por SEMELHANÇA a(s) Firma(s) de: JOÃO EDUARDO PESCIOTTO DE CARVALHO, EDISON VALTER LELIS FERREIRA (2 AT95) e JOÃO EDUARDO PESCIOTTO DE CARVALHO, o qual confere com padrão depositado em cartório.
São Paulo, 20 de dezembro de 2007 - 12:40:15
Em Testemunho da verdade. Total R$ 17,20
VICENTE DE ALMEIDA - ESCREVENTE

1097AA440319

1097AA440318

CARTÓRIO DO 11º TABELIÃO DE NOTAS
PAULO AUGUSTO RODRIGUES CRUZ - TABELIÃO
RUA DOMINGOS DE MORAIS, 1052 - TEL.: 5085-5755
Este documento, para produzir efeito no Brasil e para valer contra terceiros, deverá ser vertido em vernáculo e registrada a tradução em Cartório de Registro de Títulos e Documentos (item 07.1 Seção VII, Cap. XIV das Normas de Serviço da C.G.J. apr. pelo Prov. 5/8).

CARTÓRIO DO 11º TABELIÃO DE NOTAS
PAULO AUGUSTO RODRIGUES CRUZ - TABELIÃO
RUA DOMINGOS DE MORAIS, 1052 - TEL.: 5085-5755
Este documento, para produzir efeito no Brasil e para valer contra terceiros, deverá ser vertido em vernáculo e registrada a tradução em Cartório de Registro de Títulos e Documentos (item 07.1 Seção VII, Cap. XIV das Normas de Serviço da C.G.J. apr. pelo Prov. 5/8).

Cartório do 11º Tabelião de Notas de São Paulo

Reconheço por SEMELHANÇA a(s) Firma(s) de: ELAINE FREITAS LEME CARDOSO e ARIANE SANTOS DE MELO, o qual confere com padrão depositado em cartório.
São Paulo, 20 de dezembro de 2007 - 13:43:56
Em Testemunho da verdade. Total R$ [illegible]
VICENTE DE ALMEIDA - ESCREVENTE

1097AA440[illegible]

10o. OFICIAL DE REGISTRO DE TITULOS E DOCUMENTOS DA CAPITAL - SAO PAULO
RUA XV DE NOVEMBRO, N. 244 - 6o. ANDAR
TELEFONES: 3104-8434 E 3105-6483 (FAX)
O PRESENTE TITULO/DOCUMENTO PROTOCOLADO REGISTRADO EM MICROFILME SOB No. 1.831.057.
SAO PAULO, 08 DE JANEIRO DE 2008.
SEL. EDUARDO K. JUNQUEIRA FRANCO - OFICIAL
LUIS F. JUNQUEIRA FRANCO - ESC. SUBSTITUTO
DANIELA RODRIGUES BARBOSA - ESC. AUTORIZ.
ADRIANO MARTINS CERCA - ESC. AUTORIZ.
NATANAEL RODRIGUES - ESC. AUTORIZADO
ERIVELTON DE OLIVEIRA RODRIGUES-ESC. AUT.
INCLUIDOS 28% AO ESTADO - 21% AO IPESP
5% AO REG. CIVIL - 5% AO TRIB. JUSTICA

10o. R.T.D./R.P.J.

Emolumentos...: R$*****4.863,80
Estado........: R$*****1.382,34
Cart.Prev.....: R$*****1.023,96
Registro Civil: R$*******255,99
Trib. Justica.: R$*******255,99
Total.........: R$*****7.782,08

EM BRANCO

Lenora Pereira Hapsel de Oliveira
TRADUTORA PÚBLICA E
INTÉRPRETE COMERCIAL
Matrícula ... 163
Tradução nº J6108/08-A

10o.R.T.D. MICROFILME No.1.831.057

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

A abaixo assinada, nomeada para o idioma inglês nos termos da Portaria Nº 690 do Egrégio Plenário, em 09 de março de 2006, assinada pelo Presidente da Junta Comercial do Estado do Rio de Janeiro, Tradutora Pública e Intérprete Comercial na Praça do Rio de Janeiro, Capital do Estado do Rio de Janeiro, República Federativa do Brasil, atesta que lhe foi apresentado um documento exarado em idioma inglês a fim de traduzi-lo para o vernáculo, o que cumpre em razão de seu ofício.

EM TESTEMUNHO DO QUE, aponho minha assinatura e afixo meu Selo de Ofício.

Lenora P.H. de Oliveira

Lenora Pereira Hupsel de Oliveira

Lenora Pereira Hupsel de Oliveira
TRADUTORA PÚBLICA E
INTÉRPRETE COMERCIAL
Matrícula JUCERJA nº 165

: 10o. OFICIAL DE REGISTRO DE TITULOS :
: E DOCUMENTOS DA CAPITAL - SAO PAULO :
: RUA XV DE NOVEMBRO, N. 244 - 6o. ANDAR :
: TELEFONES: 3104-8434 E 3105-6483 (FAX) :
:O PRESENTE TITULO/DOCUMENTO,PROTOCOLADO :
: REGISTRADO EM MICROFILME SOB :
: No. 1.831.057 :
: SAO PAULO, 08 DE JANEIRO DE 2008. :

:BEL.EDUARDO M.JUNQUEIRA FRANCO - OFICIAL:
:LUIS E.JUNQUEIRA FRANCO - ESC.SUBSTITUTO:
:DANIELA RODRIGUES BARBOSA - ESC.AUTORIZ.:
:ADRIANO MARTINS CERCA - ESC. AUTORIZ. :
:NATANAEL RODRIGUES - ESC. AUTORIZADO :
:ERIVELTON DE OLIVEIRA RODRIGUES-ESC.AUT.:

:INCLUIDOS 28% AO ESTADO - 21% AO IPESP :
:5% AO REG. CIVIL - 5% AO TRIB. JUSTICA :

10o. R.T.D./R.P.J.

Emolumentos...: R$******4.863,80
Estado........: R$******1.382,34
Cart.Prev.....: R$******1.023,96
Registro Civil: R$********255,99
Trib. Justica.: R$********255,99
Total.........: R$******7.782,08

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira - TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

Tradução J6108B/08

O documento entregue para tradução é um CONTRATO DE PENHOR DE QUOTAS ------------

CONTRATO DE PENHOR DE QUOTAS ----------------------

O presente Instrumento Particular de Contrato de Penhor de Quotas (o **"Contrato de Penhor"**), é celebrado neste 19 de Dezembro de 2007, entre e pelas pessoas a seguir qualificadas, doravante designadas simplesmente "Partes":---------------------

COMANCHE PARTICIPAÇÕES DO BRASIL LTDA., sociedade empresária limitada, com sede na capital do Estado de São Paulo, na Rua do Rócio, n.º 84, 11.º andar, Edifício Augusto de Arruda Botelho Filho, CEP 04552-000, inscrita no Cadastro Nacional da Pessoa Jurídica do Ministério da Fazenda ("CNPJ/MF") sob o N.º 07.751.535/0001-43 (**"Garantidora"**), neste ato representada por seus Representantes Financeiros, abaixo assinados;---------

em favor de--

Tri-State Title & Escrow, LLC, sociedade organizada e constituída de acordo com as leis do Estado de Delaware, Estados Unidos da América, com

sua sede em 360 Main Street, P.O Box 391, VA 22747, Washington, Estado Unidos da América (**"Credora"**) agindo na qualidade de "*Collateral Agent*" em benefício de cada um dos Compradores indicados nos Documentos da Operação, neste ato representado pelo signatário, abaixo indicado; e-------

E, como intervenientes-anuentes,-----------------------

COMANCHE CLEAN ENERGY CORPORATION, sociedade devidamente organizada e existente de acordo com as leis do Estado de Delaware, Estados Unidos da América, com sede em Maples & Calder Corporate Services Limited, PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, nas Ilhas de Cayman, registrado no CNPJ/MF sob o nº 08.116.603/0001-65 ("Comanche LLC"), neste ato representado pelo signatário, abaixo indicado, e --

COMANCHE BIOCOMBUSTÍVEIS DA BAHIA LTDA., sociedade empresária limitada, com sede na cidade de Simões Filho, Estado da Bahia, Zona de Indústrias Leves e Médias – ZILM, Lote 25, Distrito 2, 4,2, Centro Industrial Aratu, Via de Penetração IV, Zip CEP: 43700-000, inscrita no Cadastro Nacional

Traductora Hupsel de Oliveira
TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL
Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

da Pessoa Jurídica do Ministério da Fazenda ("CNPJ/MF") sob o n.º 02.392.616/0001-80 (**"Sociedade"**), neste ato representada por seus Representantes Financeiros, abaixo assinados;---

CONSIDERAÇÕES------------------------------------

A. Comanche celebrou um Contrato de Compra e Venda de Valores Mobiliários (*Securities Purchase Agreement – Bridge Notes*), datado de 19 de dezembro de 2007, bem como uma Nota Garantida *("Senior Secured Note")* em favor de em favor de cada parte listada como **"Comprador"** no **"Anexo dos Compradores"** anexo ao Contrato de Compra e Venda de Valores Mobiliários, datado de 19 de dezembro de 2007 (os **"Documentos da Operação"**), por meio dos quais a Comanche aquiesceu em entregar aos Compradores penhor de primeiro grau sobre todas as quotas do capital social de (i) Comanche Biocombustíveis de Canitar Ltda.; (ii) Comanche Biocombustíveis de Santa Anita Ltda.; (iii) Comanche Biocombustíveis da Bahia Ltda.; e (iv) Comanche Bioenergia do Maranhão

Ltda., atualmente pertencentes à Garantidora;----

B. Neste sentido, como garantia ao cumprimento das obrigações da Comanche estabelecidas nos Documentos da Operação, esta concordou em conceder em penhor, em favor da Credora, sobre a totalidade das quotas que detém na Sociedade, as quais correspondem atualmente a 14.999.999 (quatorze milhões, novecentos e noventa nove mil, novecentos e noventa e nove) de quotas, em benefício da Credora.------------------------------

C. Todos os termos utilizados neste Contrato de Penhor que sejam definidos no Contrato de Compra e Venda de Valores Mobiliários e na Nota Garantida e não estejam contrariamente definidos neste Contrato de Penhor, deverão ter a mesmo significado daquele constante nos Documentos da Operação.-------------------------

Diante do exposto e tendo em vista as cláusulas aqui dispostas, resolvem as Partes celebrar o presente Contrato de Penhor, que será regido pelos seguintes termos e condições:--

1. Definições:--

Lenora Pereira Hupsel de Oliveira - TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

"Código Civil Brasileiro" significa a Lei nº 10.406 de 10 de janeiro de 2002, sendo alterado de tempos em tempos;------------------------------

"Sociedade" significa Comanche Biocombustíveis de Bahia Ltda.-------------------

"Obrigações" significam todas e quaisquer obrigações da Comanche oriundas ou relacionadas com os Documentos da Operação e todas as obrigações monetárias, incluindo taxas, despesas, gastos e indenizações, sendo elas primárias, secundárias, diretas, contingentes, fixas ou de qualquer outra maneira (incluindo obrigações monetárias derivadas de existência de falência, insolvência, recuperação judicial ou outro procedimento similar, não obstante a permissão ou permissibilidade em tal procedimento), incorrido pela Credora e/ ou as outras partes dos Documentos da Operação (incluindo os Compradores) para fazer cumprir seus direitos conforme os Documentos da Operação, este Contrato de Penhor e qualquer outro contrato de garantia relevante;-------------

"Quotas Empenhadas" significam as 14.999.999 (quatorze milhões, novecentas e noventa nove mil, novecentas e noventa e nove) quotas da Sociedade pertencentes à Garantidora e neste ato empenhadas em favor da Credora, assim como qualquer outra quota da Sociedade que a Garantidora, Comanche ou qualquer outra pessoa jurídica direta ou indiretamente relacionada à Comanche, venha a deter no futuro, juntamente com qualquer direito que venha surgir a partir de tais quotas;--------------

"Evento de Inadimplemento": Tem o significado atribuído na Cláusula 8 deste Contrato de Penhor.-------------------------------

2. Penhor. De forma a garantir o cumprimento das Obrigações (conforme definido acima), a Garantidora, neste ato, empenha, em primeiro grau, em favor da Credora, as Quotas Empenhadas (conforme definido acima), as quais representam a totalidade das quotas detidas pela Garantidora na Sociedade, e sujeita a observância da Cláusula 3 abaixo, todos os direitos da Garantidora daí oriundos na Sociedade.----------------

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

2.1. Para os fins do Artigo 1.424 da Lei 10.406/2002 (o "Código Civil"), as Partes ratificam as obrigações assumidas nos Documentos da Operação garantidas por este Contrato de Penhor ("**Obrigações**"), possuem os seguintes termos gerais e condições:--------------

(i) **Valor Principal**-----------------------------

USD 25,000,000.00 (vinte e cinco milhões de dólares norte-americanos), conforme estabelecido na coluna (3) no Anexo dos Compradores do Contrato de Compra e Venda de Valores Mobiliários assinado pela Comanche e pelos Compradores em 19 de dezembro de 2007. Apenas para fins de registro deste Contrato de Penhor no Cartório competente, na data de assinatura deste instrumento a referida quantia corresponde R$ 45.207.500,00 (quarenta e cinco milhões, duzentos e sete mil e quinhentos Reais)

(ii) **Data de Vencimento**--------------------------

Conforme definido na Cláusula 1 da Nota Garantida emitida pela Comanche em 19 de dezembro de 2007, a data de vencimento será

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

aquela que ocorrer primeiro entre a data que a Comanche receber os recursos decorrentes da emissão de dívida ou *equity* (que não sejam das *Notes*, *Equity Bridge Notes*, ou *Ealier Financings* – conforme definido no Contrato de Compra e Venda de Valores Mobiliários) em valor de principal agregado igual ou superior a USD 32,500,000.00 ou o primeiro aniversário (um ano) da data de assinatura deste instrumento;---

(iii) **Taxa de Juros**---------------------------------

Conforme definido na Cláusula 2 da referida Nota Garantida e na definição de "Taxa de Juros":---

Da	**Até**	**Taxa Anual**
Presente data	19 de março de 2008	10%
20 de março de 2008	19 de junho de 2008	11%
20 de junho de 2008	19 de setembro de 2008	12%
20 de setembro de 2008	19 de dezembro de 2008	13%

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira - TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

(iv) **Garantia**--

O penhor sobre as Quotas Empenhadas, conforme definido na Cláusula 1 acima.--------------------------

3. Registro do Penhor. Em até 20 (trinta) dias da assinatura deste Contrato de Penhor, a Garantidora compromete-se em registrar o presente Contrato de Penhor em Registro de Títulos e Documentos da cidade de São Paulo-SP. Em até 30 (trinta) dias da assinatura deste Contrato de Penhor, a Garantidora se compromete em celebrar uma alteração no Contrato Social da Sociedade, que deverá ser apresentada para registro na Junta Comercial do Estado de São Paulo, com a descrição da presente garantia sobre as Quotas Empenhadas.--

3.1. O Garantidor concorda em, de tempos em tempos, as suas próprias expensas, assinar e entregar à Credora, todos os instrumentos e documentos, assim como tomar todas as providências necessárias, aconselháveis ou razoáveis para preservar e ratificar a existência e eficácia da garantia ora concedida, a possibilitar o pleno exercício e exigibilidade dos

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.057

direitos aqui conferidos à Credora, relativamente às Quotas Empenhadas.----------------------------

3.2. Em complemento, mas sem restrição aos princípios mencionados anteriormente, a Garantidora concorda em fazer com que a Sociedade registre na Junta Comercial competente as Alterações do seu Contrato Social, já contendo o penhor sobre as quotas da Sociedade, sempre que forem emitidas quotas adicionais da Sociedade em favor da Garantidora de modo tornar eficaz o penhor sobre tais quotas adicionais.--

3.3. A Garantidora, neste ato, aponta a Credora como sua bastante procuradora, garantindo a esta, poderes expressos, especiais e irrevogáveis para, às custas razoáveis da Garantidora, vender, assinar e transferir a terceiros quantas Quotas Empenhadas forem necessárias para o cumprimento das Obrigações, de acordo com os termos e condições estabelecidos nos Documentos de Operação, para tomar quaisquer medidas e levar a efeito qualquer documento ou

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

formulário para a completa implementação de tais medidas, incluindo, mas não se limitando a assinatura de contrato social para a transferência de quotas, para receber o preço apropriado por elas e para dar quitação, bem como utilizar os procedimentos mencionados acima para o pagamento parcial ou total das Obrigações de acordo os Documentos da Operação, devolvendo o valor excedente, se algum, após o pagamento integral das Obrigações pela Garantidora. Tal procuração irrevogável é outorgada pela Garantidora para benefício da Credora, disposto no Artigo 1.433, inciso IV e Artigos 684 e 685 do Código Civil Brasileiro e deverá permanecer em vigor até o cumprimento e o pagamento integral de todas as Obrigações estabelecidas nos Documentos da Operação, assim como as obrigações da Garantidora neste Contrato de Penhor.---

4. <u>Distribuição de Lucros e Direito de Voto.</u> Salvo na hipótese de ocorrer um Evento de Inadimplemento conforme mencionado na Cláusula 8, a Garantidora

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

terá o direito de: (i) receber dividendos e/ou quaisquer outros pagamentos inerentes às Quotas Empenhadas; e (ii) votar com as Quotas Empenhadas nas Reuniões de Sócios da Sociedade, contanto que a Garantidora não exerça tal direito de modo a prejudicar a garantia criada por este Contrato de Penhor.---

4.1. Ocorrendo algum dos Eventos de Inadimplemento previstos na Cláusula 8 deste Contrato de Penhor, ou no caso de reunião de sócios ou proposta de alteração no Contrato Social da Sociedade tratando sobre falência, pedido de recuperação judicial ou extrajudicial, qualquer tipo de fusão ou aquisição, incorporação, transformação, liquidação ou dissolução da Sociedade, a Garantidora deverá submeter as decisões a serem votadas para a Credora, devendo a Garantidora votar pelas quotas sendo instruída pela Credora de maneira razoável, contanto que, (i) A Garantidora não poderá, sob nenhuma circunstância, se comprometer em votar contra a legislação em vigor e os respectivos deveres daí decorrentes; e (ii) a Credora deverá providenciar a

instrução de voto por escrito, pelo menos 48 (quarenta e oito) horas antes da reunião acontecer. Em todas essas situações, a Garantidora deverá enviar um aviso por escrito contendo à Credora, por escrito, com pelo menos 7 (sete) dias de antecedência, contendo a data e hora para cada Reunião de Quotistas, e tal aviso deverá descrever em detalhes os assuntos a serem discutidos e/ou votados.---------------------------

4.2. Na ocorrência um Evento de Inadimplemento previsto na Cláusula 8 abaixo, será permitida que a Credora perceba e retenha, para o seu próprio uso, de todos os dividendos e outras distribuições referentes às Quotas Empenhadas, que será abatido do montante das Obrigações garantidas.--

5. <u>Transferência e Outras Garantias; Quotas Adicionais</u>. A Garantidora concorda que não irá, sem a aprovação da Credora, (i) vender, transferir ou dispor de qualquer outra maneira, ou conceder opções de venda referentes às Quotas Empenhadas, (ii) criar ou permitir a existência de qualquer gravame sobre ou referente às Quotas Empenhadas, exceto pelas garantias presentes nos Documentos da Operação ou

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº 165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

neste Contrato de Penhor.--------------------------------

6. Representações e Garantias da Garantidora. A Garantidora neste ato representa e garante a Credora que:---

(a) ela é a única detentora das Quotas Empenhadas, livres de qualquer gravame ou opções em favor de, ou reivindicações de qualquer outra pessoa (não incluindo o penhor garantido neste ato). As Quotas Empenhadas correspondem aproximadamente, a 99,99% do total das quotas emitidas, representativas do capital da Sociedade;---------------------------------

(b) o penhor das Quotas Empenhadas outorgado conforme estabelecido neste Contrato de Penhor cria um penhor de primeiro grau válido e eficaz sobre as Quotas Empenhadas, garantindo em primeiro grau o pagamento das Obrigações da Comanche presentes no nos Documentos da Operação, observado qualquer gravame estatutário e direitos que teriam prioridades em um

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

processo de falência referentes à Comanche;-----------------------------------

(c) Exceto se previsto na Cláusula 3 acima, nenhuma autorização, aprovação, ou qualquer outra ação por, e nenhuma notificação para ou arquivamento com, qualquer agência governamental ou órgão regulatório é necessária para o penhor das Quotas Empenhadas pela Garantidora conforme este Contrato de Penhor ou para a assinatura, entrega ou cumprimento deste Contrato de Penhor pela Garantidora;-------

(d) Tem o direito legal, poder e autoridade para celebrar este Contrato de Penhor e de cumprir com as obrigações aqui assumidas nos termos aqui estabelecidos. A assinatura e entrega deste Contrato de Penhor e a consumação das operações contempladas neste ato possuem a devida autorização societária, e este Contrato de Penhor, constitui a obrigação legal, válida e vinculadora da Garantidora, exeqüível à

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.057

Garantidora, conforme as suas cláusulas; e

(e) Nem a execução deste Contrato de Penhor ou a consumação das operações contempladas neste ato poderá violar qualquer elemento de qualquer ordem judicial, decreto de concessão, licença, dispositivo de Contrato Social ou qualquer outro contrato ou permissão aos quais a Sociedade e a Garantidora se submetem ou sejam partes. Não existe qualquer ação judicial, procedimento ou investigação pendente ou ameaçadas contra a Garantidora, os quais poderiam impedir a submissão da Garantidora às obrigações aqui contempladas.---------------------------

7. Representações e Garantias da Credora. A Credora neste ato representa e garante à Garantidora que:--

(a) Tem o direito legal, poder e autoridade para celebrar este Contrato de Penhor e de cumprir com as obrigações aqui assumidas, objeto das cláusulas. A assinatura e entrega deste Contrato

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

de Penhor e a consumação das operações contempladas neste ato possuem a devida autorização societária, e este Contrato de Penhor, constitui a obrigação legal, válida e vinculadora da Garantidora, exeqüível à Garantidora, conforme as suas cláusulas;---------

(b) Nem a execução deste Contrato de Penhor ou a consumação das operações contempladas neste ato poderá violar qualquer elemento de qualquer ordem judicial, decreto, licença, ou dispositivo e cláusula a que a Credora esteja submetida. Não existe qualquer ação judicial, procedimento ou investigação pendente ou ameaçador contra a Credora, o qual poderia impedir a submissão da Credora às obrigações aqui contempladas.--------------------------------

8. Inadimplemento e Soluções. Será considerado um Evento de Inadimplemento para fins deste Contrato de Penhor:--------------------------------------

(a) Mora da Comanche em pagar oportunamente qualquer valor devido, no âmbito dos Documentos da Operação;---------

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

(b) Mora da Comanche e/ ou da Garantidora em cumprir com qualquer outra condição ou convenção a qual constituiria inadimplemento nos Documentos da Operação ou do Contrato de Penhor;--

(c) A declaração de falência, recuperação judicial ou extrajudicial proposto da Garantidora; ou----------------------------------

(d) Mora da Garantidora em cumprir com qualquer obrigação estabelecida neste Contrato de Penhor.-----------------------------

8.1. A garantia ora constituída poderá ser executada com a ocorrência de um Evento de Inadimplemento, como um dos citados acima, e a Credora fica aqui expressamente e irrevogavelmente autorizada, de acordo com o disposto Artigo 1.433, IV e 1.435, V do Código Civil Brasileiro, sem necessidade de consentimento anterior da Garantidora neste efeito, para vender ou converter em dinheiro todas e quaisquer Quotas Empenhadas, contanto que tal venda seja feita pelo preço justo de

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

mercado e os valores resultantes de tal venda sejam utilizados para o pagamento do débito garantido neste contrato ou seguindo a ocorrência de eventos estipulados no Artigo 1425 e 333 do Código Civil Brasileiro. A Credora deverá restituir qualquer saldo restante para a Garantidora, depois das Obrigações terem sido integralmente pagas com os proventos de tal venda.---

9. Direito de Garantia Contínuo; Transferência de Quotas. Este Contrato de Penhor deverá criar direito de garantia contínuo sobre as Quotas Empenhadas e deverá **(i)** permanecer com pleno efeito e vigência até o pagamento integral de todas as Obrigações pecuniárias, **(ii)** vincular a Garantidora, seus sucessores e cessionários, e **(iii)** beneficiar a Credora, seus sucessores, beneficiários e cessionários. Mediante pagamento total das Obrigações, a Garantidora estará autorizada a recuperar, mediante solicitação e arcando tais custos, de tais Quotas Empenhadas que não tenham sido vendidas ou utilizadas em conformidade com os termos aqui

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

estabelecidos. O Penhor criado neste ato e seu registro no Registro de Títulos e Documentos competente, só poderá ser cancelado se precedido de autorização por escrito da Credora, não podendo tal autorização ser indevidamente recusada.----------------

10. Transferência da Posse. Conforme disposto no Artigo 1.431 do Código Civil Brasileiro, a transferência da posse das Quotas Empenhadas será simbólica, sendo apenas para efeitos de registro na Junta Comercial competente, conforme descrita na Cláusula 3 acima; a posse direta das Quotas Empenhadas permanecerá com a Garantidora.----------

11. Despesas, Tributos e Gastos. A Garantidora será responsável por todas as despesas, tributos e gastos requeridos para a preparação, perfeição, registro, validade e exeqüibilidade deste Contrato de Penhor ou quaisquer outros documentos produzidos conforme este contrato, incluindo, mas não se limitando, às despesas e gastos relativos aos registros aplicáveis a este Contrato e quaisquer honorários advocatícios razoavelmente incorridos ou pagos pela Credora ou qualquer outra parte dos Documentos da Operação

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob n°165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

(incluindo os Compradores) em relação à elaboração, negociação e execução (tanto por meios de negociação, procedimento arbitral ou judicial, como por quaisquer outros meios) dos Documentos da Operação.---

12. <u>Alterações.</u> A alteração ou a renúncia a qualquer Cláusula deste Contrato de Penhor ou o consentimento da Garantidora neste sentido não produzirá efeitos, salvo quando formalizada por escrito e assinada por ambas as partes, sendo que tal alteração, renúncia ou anuência somente se operará na respectiva ocasião e para a finalidade pretendida.-----

13. Exercício de Direitos. A mora ou atraso no exercício de qualquer direito estabelecido neste Contrato de Penhor ou qualquer outro Documento da Operação não irá impedir o exercício de tal direito ou seu respectivo direito de ação e não constituirá desistência, novação ou consentimento para tal inadimplemento ou qualquer outro que possa ocorrer no futuro. Nenhum exercício parcial de qualquer direito impedirá o subseqüente exercício de tal direito ou qualquer outro direito.--------------------------------

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

14. Notificações. Qualquer notificação relacionada ao este presente Contrato de Penhor deverá ser entregue, por escrito, e produzirá efeitos com o recebimento, quando entregue por correio registrado, em mãos ou por fac-símile a ser confirmado posteriormente com o envio do original por correio registrado para a parte no endereço estabelecido abaixo no preâmbulo deste Contrato ou para qualquer outro endereço que as partes designarem por escrito para o recebimento de notificações, conforme previsto abaixo, de acordo com o disposto nesta cláusula.------

Para a Garantidora, Sociedade e/ou Comanche:--------
c/o Maples & Calder Corporate Services Ltd.----------
CEP: 309 GT--
Ugland House---
South Church Street----------------------------------
George Town--
Grand Cayman, Ilhas Cayman---------------------------
Tel: 345-949-8066------------------------------------
Fax: 345-949-8080------------------------------------
Cuidados de: Graham Lockington-----------------------
Email:---

Lenora Pereira Hupsel de Oliveira - TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

Graham.Lockington@MAPLESANDCALDER.com----
Com cópia para:--
FondElec---
One Dock Street, Stamford, Ct. 06902 USA-----------
Tel: 203-326-4570-----------------------------------
Fax: 203-326-4578-----------------------------------
Cuidados de: Thomas Cauchois-----------------------
Email: tcauchois@fondelec.com-----------------------
Com cópia para:--
Trench, Rossi e Watanabe Advogados-----------------
Av. Rio Branco, 1, 19th floor-------------------------
Rio de Janeiro, RJ 20090-003-------------------------
Tel: 55-21-2206-4921---------------------------------
Fax: 55-21-2206-4949---------------------------------
Cuidados de: Joaquim de Paiva Muniz, Esq.-----------
Email: joaquim.p.muniz@bakernet.com----------------
Para a Credora:--
Faegre & Benson LLP---------------------------------
2200 Wells Fargo Center------------------------------
Minneapolis, MN 55402-3901-------------------------
Cuidados de: David Clark.----------------------------
email: dclark@faegre.com-----------------------------

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

15. Cessão. A Garantidora não poderá ceder os seus direitos e obrigações previstos neste Contrato de Penhor sem o prévio consentimento por escrito da Credora.---

16. Divisibilidade das Disposições. Se a qualquer tempo posterior a esta data, qualquer Cláusula deste Contrato de Penhor se for considerada ilegal, inválida ou inexeqüível por qualquer órgão competente, então, tal cláusula não terá validade e produzirá efeitos, mas a ilegalidade ou inexequibilidade de tal cláusula não produzirá qualquer efeito e não poderá prejudicar a validade ou exeqüibilidade de qualquer outra Cláusula presente deste Contrato de Penhor.---------------------

17. Direito Aplicável e Foro. Este Contrato de Penhor será regido pelas leis da República Federativa do Brasil. Este contrato institui um título executivo extrajudicial de acordo com o Artigo 585, inciso II do Código de Processo Civil Brasileiro e quaisquer disputas surgidas ou relacionadas a isto deverão ser solucionadas no foro da cidade de São Paulo, com renúncia expressa por qualquer outra jurisdição.-------

E, por estarem assim, justas e contratadas, firmam as Partes o

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira – TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL – Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.057

presente Contrato em 3 (três) vias de igual forma e teor, na presença das duas testemunhas abaixo assinadas.------------------

TRI-STATE TITLE & ESCROW, LLC---------------

[*assinatura ilegível*]----------------------------------

Por: Guy W. Turner----------------------------------

Cargo: Presidente--

Cidade/Condado de Rappahannock----------------------

Comunidade/Estado da Virgínia------------------------

Juramentado e subscrito perante mim neste dia 26 de dezembro de 2007---

Apus minha assinatura e selo oficial.-------------------

[*assinatura ilegível*]----------------------------------

Tabelião Público--

[*consta carimbo*]: JOHNNIE L. ZARECOR – Tabelião Público – Comunidade da Virgínia – Reg. No. 351816 Minha Comissão Expira 31 de outubro de 2008--------

[*consta chancela*]: JOHNNIE L. ZARECOR – TABELIÃO PÚBLICO – COMUNIDADE DA VIRGÍNIA – REG. NO. 351816-----------------------

(Página de assinatura do Contrato de Penhor de Quotas celebrado entre TRI-STATE TITLE & ESCROW, LLC e COMANCHE PARTICIPAÇÕES DO

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

BRASIL LTDA. em 19 de Dezembro de 2007, em relação ao penhor das quotas da COMANCHE BIOCOMBUSTÍVEIS DE CANITAR LTDA.)--------

COMANCHE CLEAN ENERGY CORPORATION

[*assinatura ilegível*]----------------------------------

Por: Alicia Noyola--------------------------------------

Cargo: Vice-Presidente---------------------------------

Acompanha o documento um reconhecimento emitido pelo Cartório do 11º Tabelião de Notas de São Paulo datado de 20 de dezembro de 2007 e assinado por Vicente de Almeida, escrevente, reconhecendo a assinatura de Alicia Navar Noyola.-----------------

(Página de assinatura do Contrato de Penhor de Quotas celebrado entre TRI-STATE TITLE & ESCROW, LLC e COMANCHE PARTICIPAÇÕES DO BRASIL LTDA. em 19 de Dezembro de 2007, em relação ao penhor das quotas da COMANCHE BIOCOMBUSTÍVEIS DE CANITAR LTDA.)----------

COMANCHE PARTICIPAÇÕES DO BRASIL LTDA.---

Por: Edison Valter Lelis Ferreira / João Eduardo Pesciotto de Carvalho-----------------------------------

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

CPF: 004.203.488-40 / 215.120.618-16----------------

COMANCHE BIOCOMBUSTÍVEIS DA BAHIA LTDA------

Testemunhas:--

1. *[assinatura ilegível]*----------------------------------

Nome: Elaine Freitas Leme Cardoso-----------------

RG: 17360155-8---------------------------------------

2. *[assinatura ilegível]*----------------------------------

Nome: Ariane S. Melo----------------------------------

RG: 32099375-5--

Acompanha o documento um reconhecimento emitido pelo Cartório do 11º Tabelião de Notas de São Paulo datado de 20 de dezembro de 2007 e assinado por Vicente de Almeida, escrevente, reconhecendo as assinaturas de Edison Valter Lelis Ferreira e João Eduardo Pesciotto de Carvalho.------------------------

Acompanha o documento um reconhecimento emitido pelo Cartório do 11º Tabelião de Notas de São Paulo datado de 20 de dezembro de 2007 e assinado por Vicente de Almeida, escrevente, reconhecendo as assinaturas de Elaine Freitas Leme Cardoso e Ariane Santos de Melo.---

COMUNIDADE DA VIRGÍNIA------------------------

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

[brasão de armas]--------------------------------------
Escritório da Secretária da Comunidade----------------
Eu, Katherine K. Hanley, Secretária da Comunidae, e como tal, guardiã dos Selos Superior e Inferior, pelo presente ato certifico que Johnnie L. Zarecor, cujo nome está assinado no Certificado em anexo datado de 26 de dezembro de 2007, é e era, no momento da assinatura do mesmo um Tabelião Público, Comunidade da Virgínia; e está autorizada pelas leis de tal Comunidade a realizar e assinar tal instrumento e a todos os atos oficiais devem ser dados plena fé, crédito e autoridade.--------------------------------------
Apus minha assinatura e abaixo o Grande Selo da Comunidade, em Richmond, em 27 de dezembro de 2007 e no 232º ano da Comunidade.--------------------
[assinatura ilegível]------------------------------------
Secretária da Comunidade------------------------------
2224033---
[consta selo]--
08008623-14 --
ESTADOS UNIDOS DA AMÉRICA -------------------
[brasão de armas] ---

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

DEPARTAMENTO DE ESTADO ----------------------

A todos quantos o presente virem, Saudações: --------

Eu certifico Que o documento a este anexado está sob o Selo do Estado da Virgínia e que a tal Selo são dados plena fé e crédito.* ------------------------------

Em testemunho do que, Eu, Condoleezza Rice, Secretária de Estado, fiz com que o selo do Departamento de Estado fosse afixado e meu nome assinado, no presente, pela Diretora Adjunta de Autenticação, do dito Departamento, na cidade de Washington, no Distrito de Colúmbia, neste trigésimo primeiro dia de dezembro de 2007. -------------------

[*assinatura ilegível*]-------------------------------------

Secretária de Estado-------------------------------------

Por [*assinatura ilegível*] -------------------------------

Diretora Adjunta de Autenticação, Departamento de Estado ---

* O Departamento não assume qualquer responsabilidade pelo teor do documento em anexo.---

Este certificado não é válido caso seja removido ou alterado sob qualquer forma. --------------------------

Emitido consonante a CHXIV, Estado de 15 de

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Lenora Pereira Hupsel de Oliveira Rio de Janeiro

setembro de 1789, 1 Stat. 68-69; 22 USC 2657; 22USC 2651a; 5 USC 301; 28 USC 1733 et. seq.; 8 USC 1443(f); NORMA 44 Norma Federal de Processo Civil.---

[*consta chancela*]: DEPARTAMENTO DE ESTADO – ESTADOS UNIDOS DA AMÉRICA --------------------

Acompanha o documento um reconhecimento emitido pela Embaixada do Brasil em Washington, datado de 2 de janeiro de 2008 e assinado por Luiz Alberto de Miranda Mendes, Vice-Cônsul, reconhecendo a assinatura de Fernesia T. Crawford. -------------------

Rio de Janeiro, 7 de janeiro de 2008. --------------